Remitly Reports Fourth Quarter and Full Year 2021 Results
Active customers up 50% year over year
Send volume up 64% year over year
Revenue up 69% year over year

SEATTLE, WA / March 2, 2022 / GlobeNewswire / - Remitly Global, Inc. (NASDAQ: RELY), a leading digital financial services provider for immigrants and their families in over 150 countries around the world, reported results for the fourth quarter and full year ended December 31, 2021.

“Reflecting on our strong fourth quarter growth, I’m incredibly proud of all that Remitly delivered and am reminded of the significance of the work we’re doing to transform the lives of our customers,” said Matt Oppenheimer, Remitly’s Chief Executive Officer. “Looking ahead, we’re excited to drive new customer growth, geographic expansion, and new product development through strategic investments in the business. These outcomes will create enduring value for our customers and shareholders alike.”

Fourth Quarter 2021 Highlights and Key Operating Data:
(All comparisons relative to the fourth quarter of 2020)
•Active customers increased to 2.8 million, from 1.9 million, up 50%.
•Send volume increased to $6.0 billion, from $3.6 billion, up 64%.
•Revenue totaled $135.3 million, compared to $80.0 million, up 69%.
•Average revenue per active customer increased 13% to $47.69.
•Net loss was $16.6 million, compared to $9.0 million.
•Adjusted EBITDA was $(7.1) million, compared to $(6.2) million.

Full Year 2021 Highlights and Key Operating Data:
(All comparisons relative to the full year 2020)
•Send volume increased to $20.4 billion, from $12.1 billion, up 70%.
•Revenue totaled $458.6 million, compared to $257.0 million, up 78%.
•Net loss was $38.8 million, compared to $32.6 million.
•Adjusted EBITDA improved to $(10.5) million, compared to $(19.9) million.

2022 Financial Outlook:
For fiscal year 2022, Remitly currently expects:
•Total revenue in the range of $605 million to $615 million, representing a growth rate of 32% to 34% year over year.
•Adjusted EBITDA in the range of $(40) million to $(30) million.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this earnings release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this earnings release because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense which are directly impacted by unpredictable fluctuations in the market price of our common stock.

Note: All percentage changes described within this press release are calculated using amounts in the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC), for which revenue and active customers are presented in thousands and send volume is presented in millions. Rounding differences may occur when individually calculating percentages or totals from rounded amounts included within the press release body as compared to the amounts included with the Company's SEC filings.

Webcast Information
Remitly will host a webcast at 5:00 PM Eastern Time on Wednesday, March 2, 2022 to discuss its fourth quarter 2021 financial results. The live webcast will be accessible on Remitly’s website at https://ir.remitly.com/. A webcast replay will be available on our website at https://ir.remitly.com/ following the live event.

We have used, and intend to continue to use, the Investor Relations section of our website at https://ir.remitly.com as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD.

Non-GAAP Financial Measures
Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP").
We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provide additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

We calculate Adjusted EBITDA as net loss adjusted by i) interest expense, net; ii) provision for income taxes; iii) noncash charge of depreciation and amortization; iv) other expense (income), net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency; and v) non-cash stock-based compensation expense, as well as non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by i) non-cash stock-based compensation expense, as well as ii) non-cash charges associated with our donation of common stock in connection with our Pledge 1% commitment.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2022 financial outlook, including forecasted fiscal year 2022 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, and our ability to stay in compliance applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on 10-Q for the fiscal quarter ended September 30, 2021 filed with the SEC and our annual report on 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC, all of which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

About Remitly
Remitly is a leading digital financial services provider for immigrants and their families in over 150 countries around the world. Remitly helps immigrants send money home in a safe, reliable and transparent manner. Its digitally-native, cross-border remittance app eliminates the long wait times, complexities and fees typical of traditional remittance processes. Building on its strong foundation, Remitly is expanding its suite of products to further its mission and transform financial services for immigrants all around the world. Founded in 2011, Remitly is headquartered in Seattle and has seven global offices, including London, Kraków, Manila and Managua. For more information, visit Remitly.com.

Contacts

Media:
Danielle Vincent
remitly@inkhouse.com

Investors:
Stephen Shulstein
Vice President of Investor Relations
stephens@remitly.com

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Operations
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except share and per share data)	2021	2020	2021	2020
Revenue	$135,255	$80,017	$458,605	$256,956
Costs and expenses
Transaction expenses(1)	56,431	36,158	191,606	110,414
Customer support and operations(1) (2)	13,090	7,633	45,525	25,428
Marketing(1) (2)	38,267	22,881	120,906	73,804
Technology and development(1) (2)	19,128	11,338	64,093	40,777
General and administrative(1) (2)	23,512	9,648	70,941	31,656
Depreciation and amortization	1,366	1,201	5,256	4,060
Total costs and expenses	151,794	88,859	498,327	286,139
Loss from operations	(16,539)	(8,842)	(39,722)	(29,183)
Interest income	48	92	140	273
Interest expense	(208)	(162)	(1,256)	(1,189)
Other income (expense), net	81	435	3,125	(1,302)
Loss before provision for income taxes	(16,618)	(8,477)	(37,713)	(31,401)
Provision for income taxes	(42)	528	1,043	1,163
Net loss attributable to common stockholders	$(16,576)	$(9,005)	$(38,756)	$(32,564)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.10)	$(0.40)	$(0.64)	$(1.52)
Weighted-average shares used in computing net loss per share attributable to common stockholders:
Basic and diluted	163,616,647	22,272,275	60,728,748	21,459,062

(1) Exclusive of depreciation and amortization, shown separately, above.
(2) Includes stock-based compensation expense, net.
Stock-based Compensation Expense, net:

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2021	2020	2021	2020
Customer support and operations	$76	$8	$153	$22
Marketing	1,118	242	2,325	869
Technology and development	3,409	582	6,931	2,130
General and administrative	3,448	580	7,607	2,243
Total	$8,051	$1,412	$17,016	$5,264

REMITLY GLOBAL, INC.
Condensed Consolidated Balance Sheets
(unaudited)

(in thousands)	December 31, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$403,262	$186,694
Disbursement prefunding	119,627	101,558
Customer funds receivable, net	67,215	50,729
Prepaid expenses and other current assets	17,448	6,350
Total current assets	607,552	345,331
Restricted cash	51	1,381
Property and equipment, net	9,249	9,675
Operating lease right-of-use assets	5,302	5,605
Other non-current assets, net	3,510	997
Total assets	$625,664	$362,989
Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities
Accounts payable	$1,210	$4,256
Borrowings	—	80,000
Customer liabilities	70,483	54,819
Accrued expenses and other current liabilities	66,683	39,742
Operating lease liabilities	3,240	2,959
Total current liabilities	141,616	181,776
Operating lease liabilities, non-current	2,907	4,008
Other non-current liabilities	813	827
Total liabilities	$145,336	$186,611
Commitments and contingencies
Redeemable convertible preferred stock	—	387,707
Stockholders' equity (deficit)
Common stock	16	2
Additional paid-in capital	739,503	8,766
Accumulated other comprehensive income	253	591
Accumulated deficit	(259,444)	(220,688)
Total stockholders' equity (deficit)	480,328	(211,329)
Total liabilities, redeemable convertible preferred stock, and stockholders' equity (deficit)	$625,664	$362,989

REMITLY GLOBAL, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited)

	Year Ended December 31,
(in thousands)	2021	2020
Cash flows from operating activities
Net loss	$(38,756)	$(32,564)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	5,256	4,060
Stock-based compensation expense, net	17,016	5,264
Donation of common stock	6,933	—
Other	452	2
Changes in operating assets and liabilities:
Disbursement prefunding	(18,069)	(69,719)
Customer funds receivable	(17,282)	(20,028)
Prepaid expenses and other assets	(12,559)	(1,959)
Operating lease right-of-use assets	2,780	2,376
Accounts payable	(3,035)	4,044
Customer liabilities	16,097	(29,073)
Accrued expenses and other liabilities	26,071	25,935
Operating lease liabilities	(3,295)	(2,547)
Net cash used in operating activities	(18,391)	(114,209)
Cash flows from investing activities
Purchases of property and equipment	(1,956)	(2,064)
Capitalized internal-use software costs	(2,578)	(2,306)
Net cash used in investing activities	(4,534)	(4,370)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering and the private placement, net of underwriting discounts and commissions and other offering costs	305,191	—
Repayment of non-recourse promissory note	3,060	—
Proceeds from issuance of Series F convertible preferred stock, net of issuance costs	2,980	84,834
Proceeds from exercise of stock options	8,345	2,382
Payment of debt issuance costs	(1,373)	—
Proceeds from (repayments of) revolving credit facility borrowings, net	(80,000)	35,000
Net cash provided by financing activities	238,203	122,216
Effect of foreign exchange rate changes on cash, cash equivalents and restricted cash	(40)	918
Net increase in cash, cash equivalents and restricted cash	215,238	4,555
Cash, cash equivalents, and restricted cash at beginning of period	188,075	183,520
Cash, cash equivalents, and restricted cash at end of period	$403,313	$188,075
Supplemental disclosure of cash flow information
Cash paid for interest	$934	$1,061
Cash paid for income taxes	$756	$421
Supplemental disclosure of non-cash investing and financing activities
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$2,532	$1,523
Vesting of early exercised options	482	185
Conversion of preferred stock to common stock	390,687	—
Reconciliation of cash, cash equivalents and restricted cash
Cash and cash equivalents	$403,262	$186,694
Restricted cash	51	1,381
Total cash, cash equivalents and restricted cash	$403,313	$188,075

REMITLY GLOBAL, INC.
Reconciliation of GAAP to Non-GAAP Data
(unaudited)

Reconciliation of net loss to Adjusted EBITDA:

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2021	2020	2021	2020
Net loss	$(16,576)	$(9,005)	$(38,756)	$(32,564)
Add:
Interest expense, net	160	70	1,116	916
Provision for income taxes	(42)	528	1,043	1,163
Depreciation and amortization	1,366	1,201	5,256	4,060
Foreign exchange (gain) loss	(81)	(435)	(3,125)	1,302
Donation of common stock	—	—	6,933	—
Stock-based compensation expense, net	8,051	1,412	17,016	5,264
Adjusted EBITDA	$(7,122)	$(6,229)	$(10,517)	$(19,859)

Reconciliation of operating expenses to non-GAAP operating expenses:

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2021	2020	2021	2020
Customer support and operations	$13,090	$7,633	$45,525	$25,428
Excluding: Stock-based compensation expense, net	76	8	153	22
Non-GAAP customer support and operations	$13,014	$7,625	$45,372	$25,406

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Marketing	$38,267	$22,881	$120,906	$73,804
Excluding: Stock-based compensation expense, net	1,118	242	2,325	869
Non-GAAP marketing	$37,149	$22,639	$118,581	$72,935

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Technology and development	$19,128	$11,338	$64,093	$40,777
Excluding: Stock-based compensation expense, net	3,409	582	6,931	2,130
Non-GAAP technology and development	$15,719	$10,756	$57,162	$38,647

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
General and administrative	$23,512	$9,648	$70,941	$31,656
Excluding: Stock-based compensation expense, net	3,448	580	7,607	2,243
Excluding: Donation of common stock	—	—	6,933	—
Non-GAAP general and administrative	$20,064	$9,068	$56,401	$29,413